United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 2, 2022

Date of Report (Date of earliest event reported)

A SPAC II Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-41372	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

289 Beach Road #03-01 Singapore 199552	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 65 6818 5796

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, with no par value, one-half of one redeemable warrant and one right to receive one-tenth of one Class A ordinary share	ASCBU	The Nasdaq Global Market LLC
Class A ordinary shares included as part of the units	ASCB	The Nasdaq Global Market LLC
Redeemable warrants included as part of the units	ASCBW	The Nasdaq Global Market LLC
Rights included as part of the units	ASCBR	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 2, 2022, the registration statement (File No. 333- 263890) (the “Registration Statement”) relating to the initial public offering (“IPO”) of A SPAC II Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated May 2, 2022, by and between the Company and Maxim Group LLC (“Maxim”);

●	Amended and Restated Memorandum and Articles of Association;

●	A Warrant Agreement, dated May 2, 2022, by and between the Company and Continental Stock Transfer & Trust Company;

●	A Rights Agreements, dated May 2, 2022, by and between the Company and Continental Stock Transfer & Trust Company;

●	Letter Agreements, dated May 2, 2022, by and between the Company’s officers, directors, shareholders and A SPAC II (Holdings) Corp.;

●	An Investment Management Trust Agreement, dated May 2, 2022, by and between Continental Stock Transfer & Trust Company and the Company;

●	A Registration Rights Agreement, dated May 2, 2022, by and among the Company and the initial shareholders of the Company;

●	A Private Placement Warrants Purchase Agreement, dated May 2, 2022, by and between the Company and A SPAC II (Holdings) Corp.;

●	Indemnity Agreement, dated May 2, 2022, by and between the Company’s officers, directors, shareholders and A SPAC II (Holdings) Corp.;

●	A Stock Escrow Agreement, dated May 2, 2022, by and between the Company and Continental Stock Transfer & Trust Company.

On May 5, 2022, the Company consummated the IPO of 20,000,000 units (the “Units”), which includes the partial exercise of the over-allotment option granted to the underwriters. Each Unit consists of one ordinary share (“Ordinary Share”), one-half of one redeemable warrant (“Warrant”) and one right (“Right”) to receive one-tenth of one Ordinary Share upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000.

As of May 5, 2022, a total of $203,500,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of May 5, 2022 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with A SPAC II (Holdings) Corp., the Company’s sponsor, of 8,966,000 private warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $8,966,000.

The Private Warrants are identical to the public Warrants sold in the IPO, as set forth in the Underwriting Agreement, except as described in the Warrant Agreement. The warrant agent will not register any transfer of Private Warrants, except for transfers (i) among the initial shareholders or to the initial shareholder’s members or the Company’s officers, directors, consultants or their affiliates, (ii) to a holder’s shareholders or members upon the holder’s liquidation, in each case if the holder is an entity, (iii) by bona fide gift to a member of the holder’s immediate family or to a trust, the beneficiary of which is the holder or a member of the holder’s immediate family, in each case for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to the Company for no value for cancellation in connection with the consummation of an initial business combination, (vii) in the event of the Company’s liquidation prior to its consummation of an initial business combination or (viii) in the event that, subsequent to the consummation of an initial business combination, the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction which results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property, in each case (except for clauses (vi), (vii) or (viii) or with the Company’s prior written consent) on the condition that prior to such registration for transfer, the warrant agent shall be presented with written documentation pursuant to which each transferee (each, a “Permitted Transferee”) or the trustee or legal guardian for such Permitted Transferee agrees to be bound by the transfer restrictions contained in this Agreement and any other applicable agreement the transferor is bound by.

The Private Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 2, 2022, by and between the Company and Maxim.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Rights Agreement, dated May 2, 2022, by and between Continental Stock Transfer & Trust Company and the Company.

4.2	Warrant Agreement, dated May 2, 2022, by and between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreements, dated May 2, 2021, by and between the Company’s officers, directors, shareholders and A SPAC II (Holdings) Corp.

10.2	Investment Management Trust Agreement, dated May 2, 2022, by and between Continental Stock Transfer & Trust Company and the Company.

10.3	A Registration Rights Agreement, dated May 2, 2022, by and among the Company and the initial shareholders of the Company.

10.4	A Private Placement Warrants Purchase Agreement, dated May 2, 2022, by and between the Company and A SPAC II (Holdings) Corp.

10.5	Indemnity Agreement, dated May 2, 2022, by and between the Company’s officers, directors, shareholders and A SPAC II (Holdings) Corp.;

10.6	A Stock Escrow Agreement, dated May 2, 2022, by and between the Company and Continental Stock Transfer & Trust Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2022

A SPAC II ACQUISITION CORP.

By:	/s/ Claudius Tsang
Name: Claudius Tsang
Title: Chief Executive Officer and Chief Financial Officer

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